Exhibit 99.1

SCAN TO COLUMBIA BANKING SYSTEM, INC. VIEW MATERIALS & VOTE w C/O BROADRIDGE VOTE BY INTERNET P.O. BOX 1342 Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above BRENTWOOD, NY 11717 Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 8:59 p.m. Pacific Time on July 20, 2025 for shares held directly and by 8:59 p.m. Pacific Time on July 17, 2025 for shares held in an employee benefit plan sponsored by Columbia Banking System, Inc. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/COLB2025SM You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 8:59 p.m. Pacific Time on July 20, 2025 for shares held directly and by 8:59 p.m. Pacific Time on July 17, 2025 for shares held in an employee benefit plan sponsored by Columbia Banking System, Inc. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Proxy cards submitted by mail must be received by the date and time of the Special Meeting. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V76083-S16012 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY COLUMBIA BANKING SYSTEM, INC. The Board of Directors recommends you vote FOR proposals 1 and 2: For Against Abstain 1. A proposal to approve the issuance of Columbia Banking System, Inc. (“Columbia”) common stock, no par value (“Columbia common stock”), in connection with the merger of ! ! ! Balboa Merger Sub, Inc. (“Merger Sub”), a direct wholly owned subsidiary of Columbia, with and into Pacific Premier Bancorp, Inc. (“Pacific Premier”) as merger consideration to holders of shares of Pacific Premier common stock, par value $0.01 per share, pursuant to the Agreement and Plan of Merger, dated April 23, 2025 (as may be amended, modified or supplemented from time to time in accordance with its terms), by and among Columbia, Pacific Premier and Merger Sub, including for purposes of complying with Nasdaq Listing Rule 5635(a) (the “share issuance proposal”). 2. A proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes at the time of the Special Meeting to approve ! ! ! the share issuance proposal or to ensure that any supplement or amendment to the joint proxy statement/prospectus is timely provided to holders of Columbia common stock. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting and any adjournments or postponements thereof. You may attend the Special Meeting via the Internet and vote during the Special Meeting. Have the information that is printed in the box marked with the arrow on your proxy card available and follow the instructions. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice of Special Meeting of Shareholders and Joint Proxy Statement/Prospectus are available at www.proxyvote.com. V76084-S16012 COLUMBIA BANKING SYSTEM, INC. Special Meeting of Shareholders July 21, 2025 at 9:00 a.m., Pacific Time This proxy is solicited by the Board of Directors The undersigned shareholder of COLUMBIA BANKING SYSTEM, INC. (“Columbia”) hereby nominates, constitutes and appoints Maria M. Pope and Clint E. Stein, and each of them (with full power to act alone), the true and lawful attorneys and proxies, each with full power of substitution, for me and in my name, place and stead, to act and to vote all of the Columbia common stock standing in my name and on its books on June 12, 2025 at the Special Meeting of Shareholders to be held live via webcast at www.virtualshareholdermeeting.com/COLB2025SM on July 21, 2025 at 9:00 a.m., Pacific Time, and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as shown on the reverse side. The undersigned hereby acknowledges access to or receipt of the Notice of Special Meeting of Shareholders for the July 21, 2025 Special Meeting, and the accompanying documents forwarded therewith, and ratifies all lawful action taken by the above-named attorneys and proxies. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE OR, IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED “FOR” PROPOSALS 1 AND 2. Continued and to be signed on reverse side